EXHIBIT 10.2

Macquarie Asset Management Inc.

A Member of the Macquarie Group of Companies

225 Franklin Street 17th Floor, Suite 1700 Boston MA 02110 UNITED STATES	Telephone Fax Internet	+1 617 457 0645 +1 617 457 0648 www.macquarie.com

March 30 2009

Jane Labouliere Vice President Wells Fargo Bank, National Association 10 Orms Street, Suite 325 PROVIDENCE RI 02904	Macquarie Capital (USA) Inc. Macquarie Equipment Leasing Fund, LLC 225 Franklin St, 17th Floor BOSTON MA 02110

Dear Ms Labouliere and Others

ESCROW AGREEMENT

We refer to the Escrow Agreement between Wells Fargo Bank, National Association (“Wells Fargo”), Macquarie Asset Management Inc. (“MAMI”), Macquarie Capital (USA) Inc. and Macquarie Equipment Leasing Fund, LLC dated February 2, 2009 (the Agreement).

You are requested to sign and return a copy of this letter to MAMI. By doing so, you will be evidencing your acceptance of the following amendments to the Agreement, effective as of the date of this letter:

1.	In the 4th paragraph of the preamble to the Agreement, replace the figure “$1,200,000” with the figure “$2,500,000”; and

2.	In section (3)(a) of the Agreement, add the following new sentence to the end of that section:

Payment for each subscription for Shares shall be made to “Wells Fargo Bank as Escrow Agent for Macquarie Equipment Leasing Fund, LLC.”

Yours sincerely Macquarie Asset Management Inc.

/s/ Duncan Edghill
Duncan Edghill Director, Macquarie Asset Management Inc

Macquarie Asset Management Inc. is not an authorised deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia), and its obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542. Macquarie Bank Limited does not guarantee or otherwise provide assurance in respect of the obligations of Macquarie Asset Management Inc.

ACCEPTED:

Macquarie Equipment Leasing Fund, LLC

/s/ Duncan Edghill
Duncan Edghill Director, Macquarie Asset Management Inc.

Date: March 30 2009

Macquarie Capital (USA) Inc.

/s/ Tom O’Neill
Tom O’Neill Senior Vice President

Date: March 30 2009

Wells Fargo Bank, National Association

/s/ Jane E. Labouliere
Jane E. Labouliere Vice President

Date: March 30, 2009